SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2013 (September 30, 2013)

VolitionRX Limited

 (Exact name of registrant as specified in its charter)

Delaware	000-30402	91-1949078
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1 Scotts Road #24-05 Shaw Centre Singapore 228208
(Address of principal executive offices)
(201) 618-1750
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VOLITIONRX LIMITED

Form 8-K

Current Report

ITEM 5.03.

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 30, 2013, VolitionRx Limited, a Delaware corporation, filed an Amended & Restated Certificate of Incorporation with the Secretary of State of Delaware to, among other things: (a) decrease the number of authorized shares of common stock (“Common Stock”) from two hundred million (200,000,000) shares, $0.001 par value, to one hundred million (100,000,000) shares, $0.001 par value; and (b) authorize the issuance of one million (1,000,000) shares of preferred stock, $0.001 par value.  A true and correct copy of the Amended & Restated Certificate of Incorporation is attached hereto as an Exhibit and is incorporated herein by reference.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.01(a)

Amended & Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED
Date: October 7, 2013	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President